                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 14, 2002
                                                  -----------------


                          BECTON, DICKINSON AND COMPANY
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
-------------------------------------------------------------------------------
    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)

   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
-------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                       N/A
-------------------------------------------------------------------------------
         (Former name or former addresses if changed since last report.)

Item 5.  OTHER EVENTS

         On February 14, 2002 the Registrant confirmed in a press release the election of Edward J. Ludwig to the additional role of Chairman of the Board effective following the Annual Meeting of Shareholders that was held on February 13, 2002.

         A copy of the press release is attached as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit 99--Press release dated February 14, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Kathleen M. Gibson
                                               ----------------------------
                                                   Kathleen M. Gibson
                                                   Assistant Secretary


Date: February 14, 2002



                                      - 2 -

                                INDEX TO EXHIBITS

   Exhibit
   Number              Description of Exhibit
   ------              ----------------------
    99                Press release dated February 14, 2002.